MOOG INC.

       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                  FEBRUARY 9, 1994 AT 9:00 A.M.

         ALBRIGHT-KNOX ART GALLLERY, 1285 ELMWOOD AVENUE

                        BUFFALO, NEW YORK

                         CLASS A SHARES


          The undersigned hereby appoints Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class A common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 9, 1994, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

          It is understood that this Proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

          The Class A shares represented by this proxy will be voted as directed below, or if no direction is given, they will be voted FOR the nominee listed in Item 1 and FOR Item 2.


                          (See Reverse)

                                   The Board of Directors recommends
     No. 1                         that you vote FOR:
Election of Director               CLASS A DIRECTOR-TERM EXPIRING IN 1997
                                           Peter P. Poth
               Withhold
               authority
FOR the        for the
nominee        nominee

  __              __


The Board of Directors recommends that you vote FOR:

     No. 2                                    No. 3
Ratification of KPMG        In their discretion, the proxies are Peat
Marwick as auditors         authorized to vote upon any other matters
for fiscal year 1994        of business which may properly come before
                            the meeting, or any adjournment(s) thereof.
FOR    AGAINST    ABSTAIN

 __      __         __


                                        DATED:_________________________1994
                                                    (Month) (Day)


                                        ___________________________________


                                        ___________________________________
                                           (Signature of Shareholders)

                                        Please date and sign your name as
                                        the same appears on this Proxy.
                                        Joint owners should each sign. If
                                        the signer is a corporation, please
                                        sign full name by duly authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should give full
                                        title as such.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.

                                 MOOG INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                       FEBRUARY 9, 1994 AT 9:00 A.M.

              ALBRIGHT-KNOX ART GALLLERY, 1285 ELMWOOD AVENUE

                             BUFFALO, NEW YORK

                              CLASS B SHARES


            The undersigned hereby appoints Richard A. Aubrecht, Robert T. Brady and John B. Drenning, and each of them, attorneys and proxies each with full power of substitution, to vote all shares of Class B common stock of MOOG INC. held by the undersigned and entitled to vote at the Annual Meeting of Shareholders to be held on February 9, 1994, and at all adjournments thereof, in the transaction of such business as may properly come before the meeting, and particularly the matters stated below, all in accordance with and as more fully described in the accompanying Proxy Statement.

            It is understood that this Proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

            The Class B shares represented by this Proxy will be voted as directed below, or if no direction is given, they will be voted FOR the nominee listed in Item 1 and FOR Item 2.


                               (See Reverse)

                                   The Board of Directors recommends
      No. 1                        that you vote FOR:
Election of Director               CLASS A DIRECTOR-TERM EXPIRING IN 1997
                                        Richard A. Aubrecht
               Withhold
               authority
FOR the        for the
nominee        nominee

  __              __


The Board of Directors recommends that you vote FOR:

      No. 2                                 No. 3
Ratification of KPMG       In their discretion, the proxies are Peat
Marwick as auditors        authorized to vote upon any other matters
for fiscal year 1994       of business which may properly come before
                           the meeting, or any adjournment(s) thereof.
FOR    AGAINST    ABSTAIN

__       __         __


                                        DATED:_________________________1994
                                                    (Month) (Day)


                                        ___________________________________


                                        ___________________________________
                                           (Signature of Shareholders)

                                        Please date and sign your name as
                                        the same appears on this Proxy.
                                        Joint owners should each sign. If
                                        the signer is a corporation, please
                                        sign full name by duly authorized
                                        officer. Executors, administrators,
                                        trustees, etc. should give full
                                        title as such.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE U.S.A.